EXHIBIT 99.1

NEWS

FOR IMMEDIATE RELEASE

VEECO REPORTS FIRST QUARTER 2015 FINANCIAL RESULTS

Plainview, N.Y., May 6, 2015 — Veeco Instruments Inc. (Nasdaq: VECO) announced its financial results for the first quarter ended March 31, 2015. Results are reported in conformity with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q1 ‘15	Q1 ‘14
Revenue	$98.3	$90.8
Net income (loss)	(19.1)	19.2
Diluted earnings (loss) per share	(0.48)	0.48

Non-GAAP Results	Q1 ‘15	Q1 ‘14
Adjusted EBITDA	$2.7	$0.1
Adjusted net loss	(0.5)	(2.4)
Adjusted earnings (loss) per share	(0.01)	(0.06)

“Veeco executed well in the first quarter, and adjusted EBITDA came in slightly higher than our guidance range due to improved gross margins and lower operating expenses,” commented John R. Peeler, Chairman and Chief Executive Officer. “Following very strong fourth quarter results, Veeco’s first quarter 2015 bookings were $102 million, as guided. Our new Veeco Precision Surface Processing or “PSP” business is off to a great start, and will help drive increased sales and profitability in 2015.”

Veeco’s new TurboDisc® EPIK™ 700 MOCVD system is performing very well in the market, and production orders have been received from all beta customers as well as additional customers in multiple countries. According to Peeler, “Customers have validated that EPIK 700 is the best product in the industry to drive down total cost of ownership, improve productivity, and enable them to produce the highest quality LEDs at the lowest cost.  As a result, we are seeing excellent customer pull for the product.” The Company shipped a number of EPIK 700 systems in the first quarter which were not recognized as revenue in Q1 2015, resulting in an increase of $25 million in deferred revenue.

Guidance and Outlook

Veeco’s second quarter 2015 revenue is currently forecasted to be between $100 and $150 million. Second quarter earnings (loss) per share is currently forecasted to be between ($0.49) to $0.04 on a GAAP basis and between ($0.06) and $0.33 on a non-GAAP basis. In addition, Veeco has raised its 2015 revenue guidance, and now expects to achieve over 35% growth, from a prior target of over 30%.

Conference Call Information

A conference call reviewing these results has been scheduled for today at 5:00pm ET. To join the call, dial 1-888-254-2831 (toll free) or 1-913-312-0419 and use passcode 3806869. The call will also be webcast live on the Veeco website at www.veeco.com. A replay of the call will be available beginning at 8:00pm ET tonight through 8:00pm ET on May 20, 2015 at 888-203-1112 or 719-457-0820, using passcode 3806869, and on the Veeco website. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, flexible OLED displays, power electronics, compound semiconductors, hard drives, semiconductors, MEMS and wireless chips.  We are the market leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies.  Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership.  For information on our company, products and worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2014 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1472	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Deb Wasser 212-704-4588
Deb.wasser@edelman.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended March 31,
	2015	2014
Net sales	$98,341	$90,841
Cost of sales	63,205	57,064
Gross profit	35,136	33,777
Operating expenses, net:
Selling, general, and administrative	22,882	21,667
Research and development	18,585	19,768
Amortization	7,962	2,903
Restructuring	2,357	392
Asset impairment	126	—
Changes in contingent consideration	—	(29,368)
Other, net	(951)	(212)
Total operating expenses, net	50,961	15,150.0
Operating income (loss)	(15,825)	18,627
Interest income, net	161	164
Income (loss) before income taxes	(15,664)	18,791
Income tax expense (benefit)	3,446	(369)
Net income (loss)	$(19,110)	$19,160

Income (loss) per common share:
Basic	$(0.48)	$0.49
Diluted	$(0.48)	$0.48

Weighted average number of shares:
Basic	39,639	39,177
Diluted	39,639	39,937

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$303,123	$270,811
Short-term investments	88,997	120,572
Restricted cash	493	539
Accounts receivable, net	64,285	60,085
Inventories	57,197	61,471
Deferred cost of sales	15,506	5,076
Prepaid expenses and other current assets	32,102	23,132
Assets held for sale	6,000	6,000
Deferred income taxes	7,014	7,976
Total current assets	574,717	555,662.0
Property, plant and equipment, net	80,301	78,752
Goodwill	114,972	114,959
Deferred income taxes	1,180	1,180
Intangible assets, net	151,346	159,308
Other assets	19,574	19,594
Total assets	$942,090	$929,455

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$41,128	$18,111
Accrued expenses and other current liabilities	36,491	48,418
Customer deposits and deferred revenue	109,993	96,004
Income taxes payable	8,041	5,441
Deferred income taxes	120	120
Current portion of long-term debt	320	314
Total current liabilities	196,093	168,408
Deferred income taxes	16,041	16,397
Long-term debt	1,451	1,533
Other liabilities	4,680	4,185
Total liabilities	218,265	190,523

Total stockholders’ equity	723,825	738,932

Total liabilities and stockholders’ equity	$942,090	$929,455

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
Three months ended March 31, 2015	GAAP	Share-based Compensation	Acquisition Related		Other		Non-GAAP
Net sales	$98,341	$—	$—		$—		$98,341
Cost of sales	63,205	(601)	(1,311	)(a)	—		61,293
Gross profit	35,136	601	1,311		—		37,048
Gross margin	35.7%						37.7%
Operating expenses, net:
Selling, general, and administrative	22,882	(2,798)	—		—		20,084
Research and development	18,585	(599)	—		—		17,985
Amortization	7,962	—	(7,962)		—		—
Restructuring	2,357	—	—		(2,357)		—
Asset impairment	126	—	—		(126)		—
Other, net	(951)	—	—		—		(951)
Total operating expenses, net	50,961	(3,397)	(7,962)		(2,484)		37,118
Operating income (loss)	(15,825)	3,998	9,273		2,484		(70)
Interest income, net	161	—	—		—		161
Income (loss) before income taxes	(15,664)	3,998	9,273		2,484		90
Income tax expense (benefit)	3,446	—	—		(2,825	)(b)	621
Net income (loss)	$(19,110)	$3,998	$9,273		$5,309		$(531)

Income (loss) per common share:
Basic earnings per share	$(0.48)						$(0.01)
Diluted earnings per share	$(0.48)						$(0.01)

Weighted average number of shares:
Basic shares	39,639						39,639
Diluted shares	39,639						39,639

Non-GAAP operating income							$(70)
Depreciation							2,762
Adjusted EBITDA							$2,692

Note:  Amounts may not calculate precisely due to rounding.

(a) The inventory fair value step-up associated with the PSP acquisition’s purchase accounting.

(b) The ‘with or without method’ is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
Three months ended March 31, 2014	GAAP	Share-based Compensation	Acquisition Related	Other	Non-GAAP
Net sales	$90,841	$—	$—	$—	$90,841
Cost of sales	57,064	(560)	—	—	56,504
Gross profit	33,777	560	—	—	34,337
Gross margin	37.2%				37.8%
Operating expenses:
Selling, general, and administrative	21,667	(3,101)	—	—	18,566
Research and development	19,768	(1,061)	—	—	18,707
Amortization	2,903	—	(2,903)	—	—
Restructuring	392	—	—	(392)	—
Changes in contingent consideration	(29,368)	—	29,368	—	—
Other, net	(212)	—	—	—	(212)
Total operating expenses, net	15,150	(4,162.3)	26,465	(392)	37,061
Operating income (loss)	18,627	4,722	(26,465)	392	(2,724)
Interest income (expense), net	164	—	—	—	164
Income (loss) before income taxes	18,791	4,722	(26,465)	392	(2,560)
Income tax expense (benefit)	(369)	—	—	192	(177)*
Net income (loss)	$19,160	$4,722	$(26,465)	$200	$(2,383)

Income (loss) per common share:
Basic earnings per share	$0.49				$(0.06)
Diluted earnings per share	$0.48				$(0.06)

Weighted average number of shares:
Basic shares	39,177				39,177
Diluted shares	39,937				39,177

Adjusted operating income					$(2,724)
Depreciation					2,868
Adjusted EBITDA					$144

Note:  Amounts may not calculate precisely due to rounding.

* The ‘with or without method’ is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In millions, except per share data)

(Unaudited)

				Non-GAAP Adjustments
	GAAP			Share-based Compensation	Acquisition Related		Other				Non-GAAP
Guidance for the three months ended June 30, 2015
Net sales	$100	—	$150	$—	$—		$		—		$100	—	$150

Gross profit	35.3	—	57.8	0.7	—				—		36.0	—	58.5
Gross margin	35%	—	38%								36%	—	39%

Operating income (loss)	(16.6)	—	2.9	5.3	8.1	(a)			0.2	(b)	(3.0)	—	16.5
Depreciation											3.0		3.0
Adjusted EBITDA											$0.0	—	$19.5

Net income (loss)	(19.5)	—	1.8	5.3	8.1		3.6	—	(1.7	)(c)	(2.5)	—	13.5

Income (loss) per diluted common share	$(0.49)	—	$0.04								$(0.06)	—	$0.33
Weighted average number of shares	39.6		40.9								39.6		40.9

Note:  Amounts may not calculate precisely due to rounding.

(a)       Acquisition-related amortization expense.

(b)       $0.2 million in restructuring charges.

(c)       In addition to the $0.2 million in restructuring charges, the remaining adjustment relates to the income tax effect of the non-GAAP adjustments determined utilizing the ‘with or without method.’  The non-GAAP low case is forecast to reduce tax expense by $3.4 million, and the non-GAAP high case is forecast to increase tax expense by $1.9 million.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures consider exclusion of: share-based compensation expense; one-time charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.